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                        AMENDMENT TO PROJECT MANAGER AGREEMENT

DATED:   AUGUST  21, 1996

PARTIES: GARY L. MCDONALD REAL ESTATE AND DEVELOPMENT CO. (PROJECT MANAGER)

         REGENCY SERVICE CORPORATION (RSC)


                                      AGREEMENT


Exhibit C of the Agreement shall be amended as follows:

In the event that total commissions paid to all parties exceed 6% of the total sales price, net of incentives, the Project Manager's 3% commission will be reduced to an amount so that total commissions paid to all parties do not exceed 6% of the total sales price, net of incentives. Said reduction shall in no way cause the Project Manager's commission to go negative.




By:  /s/ Steven F. Hertel
    ------------------------------------------------------------
Regency Service  Corporation, a California Corporation



By:  /s/ Gary L. McDonald
    ------------------------------------------------------------
Gary L. McDonald Real Estate and Development Co., Inc., a California Corporation


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